UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

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LIFE PARTNERS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-7900	74-2962475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (254) 751-7797

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

On December 21, 2015, Life Partners Holdings, Inc. (the “Company”) and its direct and indirect subsidiaries, Life Partners, Inc. and LPI Financial Services, Inc. (the “Subsidiaries”), filed with the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) unaudited and unreviewed monthly operating reports for the Company and its direct and indirect subsidiaries for the month ended November 30, 2015 (the “November Monthly Operating Reports”). The November Monthly Operating Reports are attached to this current report on Form 8-K as Exhibits 99.1 through Exhibit 99.3 and are incorporated herein by reference. The Company and the Subsidiaries have previously filed with the Bankruptcy Court the unaudited and unreviewed monthly operating reports for the Company and the Subsidiaries attached to this current report on Form 8-K as Exhibits 99.4 through 99.19, and such reports are incorporated herein.

Limitation on Incorporation by Reference:

In accordance with general instruction B.2 of Form 8-K, the information in Item 7.01 of this report, including Exhibits 99.1 through Exhibit 99.19, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Monthly Operating Report for the month ended November 30, 2015 for Life Partners Holdings, Inc.

99.2	Monthly Operating Report for the month ended November 30, 2015 for Life Partners, Inc.

99.3	Monthly Operating Report for the month ended November 30, 2015 for LPI Financial Services, Inc.

99.4	Monthly Operating Report for the month ended September 30, 2015 for Life Partners Holdings, Inc.

99.5	Monthly Operating Report for the month ended September 30, 2015 for Life Partners, Inc.

99.6	Monthly Operating Report for the month ended September 30, 2015 for LPI Financial Services, Inc.

99.7	Monthly Operating Report for the month ended August 31, 2015 for Life Partners Holdings, Inc.

99.8	Monthly Operating Report for the month ended August 31, 2015 for Life Partners, Inc.

99.9	Monthly Operating Report for the month ended August 31, 2015 for LPI Financial Services, Inc.

99.10	Monthly Operating Report for the month ended July 31, 2015 for Life Partners Holdings, Inc.

99.11	Monthly Operating Report for the month ended July 31, 2015 for Life Partners, Inc.

99.12	Monthly Operating Report for the month ended July 31, 2015 for LPI Financial Services, Inc.

99.13	Monthly Operating Report for the month ended June 30, 2015 for Life Partners Holdings, Inc.

99.14	Monthly Operating Report for the month ended June 30, 2015 for Life Partners, Inc.

99.15	Monthly Operating Report for the month ended June 30, 2015 for LPI Financial Services, Inc.

99.16	Monthly Operating Report for the month ended May 31, 2015 for Life Partners Holdings, Inc.

99.17	Monthly Operating Report for the month ended April 30, 2015 for Life Partners Holdings, Inc.

99.18	Monthly Operating Report for the month ended March 31, 2015 for Life Partners Holdings, Inc.

99.19	Monthly Operating Report for the month ended February 28, 2015 for Life Partners Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE PARTNERS HOLDINGS, INC.

Date: December 21, 2015	By:	/s/ Colette Pieper
Colette Pieper
Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit
99.1	Monthly Operating Report for the month ended October 31, 2015 for Life Partners Holdings, Inc.

99.2	Monthly Operating Report for the month ended October 31, 2015 for Life Partners, Inc.

99.3	Monthly Operating Report for the month ended October 31, 2015 for LPI Financial Services, Inc.

99.4	Monthly Operating Report for the month ended September 30, 2015 for Life Partners Holdings, Inc.

99.5	Monthly Operating Report for the month ended September 30, 2015 for Life Partners, Inc.

99.6	Monthly Operating Report for the month ended September 30, 2015 for LPI Financial Services, Inc.

99.7	Monthly Operating Report for the month ended August 31, 2015 for Life Partners Holdings, Inc.

99.8	Monthly Operating Report for the month ended August 31, 2015 for Life Partners, Inc.

99.9	Monthly Operating Report for the month ended August 31, 2015 for LPI Financial Services, Inc.

99.10	Monthly Operating Report for the month ended July 31, 2015 for Life Partners Holdings, Inc.

99.11	Monthly Operating Report for the month ended July 31, 2015 for Life Partners, Inc.

99.12	Monthly Operating Report for the month ended July 31, 2015 for LPI Financial Services, Inc.

99.13	Monthly Operating Report for the month ended June 30, 2015 for Life Partners Holdings, Inc.

99.14	Monthly Operating Report for the month ended June 30, 2015 for Life Partners, Inc.

99.15	Monthly Operating Report for the month ended June 30, 2015 for LPI Financial Services, Inc.

99.16	Monthly Operating Report for the month ended May 31, 2015 for Life Partners Holdings, Inc.

99.17	Monthly Operating Report for the month ended April 30, 2015 for Life Partners Holdings, Inc.

99.18	Monthly Operating Report for the month ended March 31, 2015 for Life Partners Holdings, Inc.

99.19	Monthly Operating Report for the month ended February 28, 2015 for Life Partners Holdings, Inc.